Jan-19 Jul-19 Jan-20 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22 Dec-22 Interest over time 2021 average

I discovered the Hydrafacial when I was working in France. I really saw the difference. My skin has never felt so clean and glowing.

• •



BEAUTYHEALTH™

Q4 & FY 2022 Earnings Presentation

February 28, 2023

Disclaimer

This Presentation contains certain forward-looking statements. These statements may relate to, but are not limited to, expectations of future operating results or financial performance of The Beauty Health Company (the "Company"), capital expenditures, the introduction of new products, expansion into new markets and the ability to execute certain strategic initiatives. Some of the forward-looking statements can be identified by the use of forward-looking words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "projects," "should," "could," "would," "may," "will," "outlook," "forecast" and other similar expressions. These are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this Presentation. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation constitute the Company's judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause the Company's actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions we believe to be reasonable, there is no assurance that the expected results will be achieved. Many factors could adversely affect our business and financial performance. We discussed a number of material risks in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2022 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

In addition to results determined in accordance with accounting principles generally accepted in the United States of America (GAAP), management utilizes certain non-GAAP financial measures such as adjusted gross profit, adjusted gross margin, adjusted net income, adjusted EBITDA, and adjusted EBITDA margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when reviewed collectively with our GAAP financial information, provide useful supplemental information to investors in assessing our operating performance. These non-GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to non-recurring, unusual items.

Management uses adjusted gross profit and adjusted gross margin to measure profitability and the ability to scale and leverage the costs of Delivery Systems and Consumables. The continued growth of Delivery Systems is expected to improve adjusted gross margin, as the sale of additional Delivery Systems will increase our recurring Consumables net sales, which has higher margins. Management believes adjusted gross profit and adjusted gross margin are useful measures to the Company and its investors to assist in evaluating operating performance because they provide consistency and direct comparability with past financial performance and between fiscal periods, as the metrics eliminate the effects of amortization and depreciation, which are non-cash expenses that may fluctuate for reasons unrelated to overall continuing operating performance, and other one-time or non-recurring items such as write-offs of discontinued product non-recurring program logistics and service costs. Adjusted gross margin has been and will continue to be impacted by a variety of factors, including the product mix, geographic mix, direct vs. indirect mix, the average selling price on delivery systems, and new product launches. Management expects adjusted gross margin to fluctuate over time depending on the factors described above.

Management uses adjusted net income (loss), adjusted EBITDA and adjusted EBITDA margin to facilitate internal comparisons of historical operating performance on a more consistent basis and uses these measures for business planning purposes. Management also believes this information will be useful for investors to facilitate comparisons of operating performance and better identify trends in the business. Management expects adjusted EBITDA margin to increase over the long-term, as the Company continues to scale and achieve greater operating leverage. The Company calculates adjusted net income as net income (loss) adjusted to exclude: change in fair value of public and private placement warrants; change in fair value of earn-out shares liability; amortization expense; loss on disposal of assets; stock-based compensation expense; interest income; other expense, net; management fees incurred from historical private equity owners; transaction related costs (including transactions costs with respect to the Business Combination), non-recurring patent litigation fees; reorganization fees such as employee severance, executive recruiting fees and executive signing bonuses; other non-recurring and one-time fees such as Syndeo initial program logistics and service costs and refinancing costs associated with amending our credit agreement; and the aggregate adjustment for income taxes for the tax effect of the adjustments described above.

The Company calculates adjusted EBITDA as net income (loss) adjusted to exclude: change in fair value of public and private placement warrants; change in fair value of earn-out shares liability; amortization expense; loss on disposal of assets; stock-based compensation expense; interest income; other expense, net; management fees incurred from historical private equity owners; transaction related costs (including transactions costs with respect to the Business Combination), non-recurring patent litigation fees; reorganization fees such as employee severance, executive recruiting fees and executive signing bonuses; other non-recurring and one-time fees such as Syndeo initial program logistics and service costs and refinancing costs associated with amending our credit agreement; and the aggregate adjustment for income taxes for the tax effect of the adjustments described above; depreciation expense; interest expense; net foreign currency (gain) loss, net; and the remaining benefit for income taxes.

The Company does not provide a reconciliation of its expected fiscal 2023 or fiscal 2025 adjusted EBITDA to net income (loss), the most directly comparable forward looking GAAP financial measure, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, which cannot be done without unreasonable efforts, including adjustments that could be made for changes in fair value of warrant liabilities, integration and acquisition-related expenses, amortization expenses, non-cash stock-based compensation, gains/losses on foreign currency, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. The Company's expected fiscal 2023 and fiscal 2025 net sales and adjusted EBITDA is merely an outlook and is not a guarantee of future performance. Stockholders should not rely or place an undue reliance on such forward-looking statements.

Today's agenda

Opening remarks



Andrew Stanleick
President &
Chief Executive Officer

Q4 & FY 2022 results & FY 2023 outlook



Liyuan Woo
Chief Financial Officer

Q&A





Andrew Stanleick
President & Chief Executive Officer

Opening remarks

BEAUTYHEALTH

BeautyHealth delivered strong top-line growth in 2022 and EBITDA in line with guidance

Eight consecutive quarters of double-digit topline growth

$98.1mm Q4 2022 net sales
+26% growth YoY

$16.3mm Q4 2022 adjusted EBITDA[1]
+92% growth YoY
($3.8mm GAAP net income)

Double-digit YoY growth across all regions

FY 2022 YoY growth:

Americas:	+44%
APAC:	+24%
EMEA:	+46%
Global:	+41%

+48% **2018–2022 revenue CAGR[2]**

Outsized investment years now largely complete

Global infrastructure ready to scale

Positioned to drive profitable growth in 2023 and beyond

Continued momentum, confirms 2025 net sales and adjusted EBITDA margin targets

1. Non-GAAP measure; refer to the disclaimer for a discussion of the definition of this measure and appendix for reconciliation to the most appropriate GAAP measure.
2. Excludes 2020 due to impact of COVID.

In 2023, our focus is profitable growth, optimization, and building the product portfolio

2Q international Syndeo launch



Expanding our connected platform globally

Build the portfolio



Boosters, complementary products and services

Harness reopening of China



Maintain gold standard positioning in market

$450 – $470mm

2023E net sales
+23 – 28% YoY growth

18 – 20%

2023E adjusted EBITDA margin[1]
+497 – 697bps margin expansion

1. Adjusted EBITDA margin is a non-GAAP measure; please refer to the disclaimer for a discussion of the definition of this measure and important information regarding the assumptions underlying the outlook.

Continued progress against our 5-point Master Plan

1. Expand footprint, drive consumables
2. Invest in providers
3. Drive brand awareness
4. Optimize global infrastructure
5. M&A

Achieved another year of record delivery system sales and recognition as estis' favorite treatment & device

Winner of TWO Aestheticians' Choice Awards

- Hydrodermabrasion Machine: **Syndeo**
- Favorite Signature Treatment: **Hydrafacial**



New Systems
Trade-Ups
4,103
160
3,943
2,647
45
2,602
6,191
241
5,950
+37%
8,492
1,793
6,699
2019
2020
2021
2022

Booming beauty health category offers expansive and still under-penetrated growth runway

Driving consumables and recruiting consumers with expanded booster portfolio and treatment offerings


JLO BEAUTY®
JLO BEAUTY


Omorovicza
BUDAPEST
ADVANCED SKIN RENEWAL


Hydrabody

Expected launch date

International expansion

Q4 2022: Canada, Q1 2023: Mexico, Q2 2023: EMEA, APAC

First prestige skincare partner

Q1 2023: US / EMEA

Harness demand to fuel consumables growth

Q1 2023: US / EMEA

Engaging providers with disruptive trade show presence


Hydrafacial
Hydrafacial
Hydrafacial
Hydrafacial
Hydrafacial
Get the best skin of your life.*
One device.
Endless possibilities
for your business.*
Level 1, Booth No. P188
Outstanding
client satisfaction

Trade show presence
IMCAS 2023 | Paris



KOL & influencer reception

Accelerating brand awareness, trial and affinity

Earned media value[1] ($mm)



$5.6
+3% vs 2019
$5.8
+36% vs 2019
$7.9
$14.6
FY 2019
FY 2020
FY 2021
FY 2022

Delivered exponential EMV growth

$14.6mm

+85% YoY

Worldwide Google search trends demonstrate increasing consumer and provider interest



Jan-19
Jul-19
Jan-20
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
Interest over time
2021 average

+23%

YoY search trend growth

Source: Tribe Dynamics and Google.

1. Earned Media Value is a proprietary metric published by Tribe Dynamics used as an influencer marketing metric to quantify the value of social media content.

BEAUTYHEALTH

Leading with science, scaling with celebrities

From peer-reviewed clinicals…

Acne clinical study in
Journal of Clinical and Aesthetic Dermatology


JCAD
JOURNAL OF
CLINICAL AND
AESTHETIC
DERMATOLOGY
JCADONLINE.COM


LIVE
CA Live

NEWBEAUTY

Exclusive: 100% of People Have Clearer Skin After This Facial
Where do we sign up?



"Come for the clear skin, stay for the confidence boost."

…to influencer and celebrity endorsements

Celebrity and influencer seeding program


karrueche
Follow
Message
170 posts
13M followers
1,280 following
karrueche
Actor






VOGUE
Lily
Collins à
Paris

"I discovered the Hydrafacial when I was working in France. I really saw the difference. My skin has never felt so clean and glowing."

BEAUTYHEALTH

Dior powered by Hydrafacial: reaching new consumers with elevated spa and retail experiences




DIOR

Available exclusively at Dior spas around the world from April 2023

Infrastructure buildout largely complete, ready to scale

Key 2022 investments

- Fortified leadership team
- Opened key experience centers in New York, London, Paris and Singapore
- Elevated branding and awareness initiatives
- Enhanced marketing collateral for providers
- Local production in China, 3PL in EMEA
- Global ERP, CRM & SOX implementation



海菲秀

Significant opportunity to generate margin expansion via fixed cost leverage

Our vision is to accelerate through M&A

Identify gaps in portfolio → Acquire digestible asset → Integrate and realize synergies

Differentiated product or service / high Net Promoter Score

Complementary to our existing platform and community, leveraging the trusted esthetician

Financially attractive profile via compelling revenue growth, recurring revenue characteristics and / or profitability



- **No predetermined timeline for transaction**
- **Prudent approach and opportunistic philosophy rather than time-based**

Building the portfolio with the acquisition of microneedling device *SkinStylus*

Highly complementary addition to BeautyHealth portfolio with **compelling commercial opportunity**

FDA-cleared with credibility as an **esthetician-founded brand, deepening our trust and relationship** with the core of our community

Multiple cartridges, patented system and superior user experience are **differentiators in the category**

Smaller size and sales force familiarity with category makes an **ideal candidate for seamless integration**





Liyuan Woo
Chief Financial Officer

Q4 & FY 2022 results & 2023 outlook

BEAUTYHEALTH™

Q4 & FY 2022 financial highlights

Net sales by segment ($mm)



Delivery Systems
Consumables
Trade-Ups[1]
$47.5
21.9
25.7
$66.5
31.6
34.9
$68.1
32.0
36.2
$77.9
35.2
42.7
$75.4
33.8
41.6
$103.5
23.3
$80.2
38.8
41.5
$88.8
39.7
49.1
$98.1
47.4
50.7
Q1 21[2]
Q2 21[2]
Q3 21[2]
Q4 21[2]
Q1 22
Q2 22
Q3 22
Q4 22



Delivery Systems
Consumables
$112.3
55.2
57.1
$166.6
85.2
81.5
$119.1
65.7
53.4
$260.1
120.6
139.5
$365.9
159.6
206.2
2018
2019
2020
2021[2]
2022

% YoY growth	Q1 21[2]	Q2 21[2]	Q3 21[2]	Q4 21[2]	Q1 22	Q2 22	Q3 22	Q4 22
Systems	51%	67%	90%	74%	62%	85%	36%	19%
Consumables	23%	48%	55%	39%	54%	23%	24%	35%
Net sales	37%	57%	72%	56%	59%	56%	30%	26%

% YoY growth	2018	2019	2020	2021[2]	2022
Systems		43%	(34%)	71%	48%
Consumables		54%	(23%)	42%	32%
Net sales		48%	(29%)	56%	41%

1. Trade-Up revenue only disaggregated in Q2 22.
2. Year-over-year growth for 2021 periods is compared to 2019. The Company believes 2019 is a more meaningful comparison than 2020 given the pandemic disruption in 2020.

Q4 & FY 2022 financial highlights (cont'd)

Net sales by region ($mm)



Americas
APAC
EMEA
Trade-Ups[1]
$47.5
7.5
8.8
31.3
$66.5
11.4
12.4
42.7
$68.1
12.6
10.5
45.0
$77.9
15.5
12.0
50.4
$75.4
17.9
12.9
44.6
$103.5
23.3
$80.2
17.8
10.4
52.1
$88.8
15.3
15.1
58.4
$98.1
17.3
15.9
64.9



Americas
APAC
EMEA
$112.3
17.4
6.3
88.7
$166.6
28.4
15.8
122.4
$119.1
23.2
14.5
81.5
$260.1
47.0
43.7
169.4
$365.9
68.3
54.3
243.2

% YoY growth	Q1 21[2]	Q2 21[2]	Q3 21[2]	Q4 21[2]	Q1 22	Q2 22	Q3 22	Q4 22	2018	2019	2020	2021[2]	2022
Americas	18%	34%	51%	47%	43%	77%	30%	29%		38%	(33%)	38%	44%
APAC	252%	344%	218%	64%	47%	(17%)	44%	33%		152%	(8%)	177%	24%
EMEA	29%	46%	94%	84%	140%	56%	21%	12%		64%	(18%)	65%	46%
Total	37%	57%	72%	56%	59%	56%	30%	26%		48%	(29%)	56%	41%

1. Trade-Up revenue only disaggregated in Q2 22.
2. Year-over-year growth for 2021 periods is compared to 2019. The Company believes 2019 is a more meaningful comparison than 2020 given the pandemic disruption in 2020.

Q4 2022 key performance indicators

25,336 Net global install base
+24% YoY

2,067 Delivery systems sold Q4
+12% YoY

$24,408 Delivery system ASP[1]
+8% YoY

$50.7mm Delivery system revenue
+19% YoY

$47.4mm Consumables revenue
+35% YoY


hydrafacial

1. Average Selling Price.

Measuring consumables revenue

Consumables revenue by quarter ($mm)


$21.9
$31.6
$32.0
$35.2
$33.8
$38.8
$39.7
$47.4
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

% YoY growth

1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22
23%[1]	48%[1]	55%[1]	39%[1]	54%	23%	24%	35%

Quarterly consumables revenue correlation with new systems sold (2019, 2021 & 2022)


Consumables revenue ($mm)
$55
$45
$35
$25
$15
R² = 0.9029
750
1,000
1,250
1,500
1,750
2,000
New Delivery Systems Sold

Accelerated delivery system placements expected to continue driving consumables growth

1. Year-over-year growth for 2021 periods is compared to 2019. The Company believes 2019 is a more meaningful comparison than 2020 given the pandemic disruption in 2020.

BEAUTYHEALTH™

Q4 & FY 2022 financial highlights

Gross margin and adjusted gross margin[1]



72.9%
66.4%[2]
76.5%
72.3%[2]
Q4 2021
Q4 2022
Q4 2021
Q4 2022
Gross margin
Adjusted gross margin[1]



69.9%
68.4%[2]
74.1%
73.0%[2]
FY 2021
FY 2022
FY 2021
FY 2022
Gross margin
Adjusted gross margin[1]

Net income (loss) and adjusted net income (loss)[1] ($mm)



$44.4
($375.1)
$4.5
$9.1
FY 2021
FY 2022
FY 2021
FY 2022
Net income (loss)
Adjusted net income (loss)[1]

Adjusted EBITDA[1] ($mm)



$8.5
$16.3
10.9%
16.6%
$32.7
$47.7
12.6%
13.0%
Q4 2021
Q4 2022
FY 2021
FY 2022
% margin

1. Non-GAAP measure; please refer to the appendix for a reconciliation to the appropriate GAAP measure.
2. Q4 2022 and FY 2022 gross margin impacted by trade-up volumes, Syndeo initial program logistics and servicing costs, raw material write-offs, warranty reserves, global supply chain challenges, inflationary pressures and foreign exchange headwinds

BEAUTYHEALTH™

Understanding our seasonality

Sequential net sales growth by calendar quarter



FY 2021
FY 2022
+50%
+40%
+30%
+20%
+10%
0%
(10%)
China zero-COVID policy impact
Q1
Q2
Q3[2]
Q4

Q1	Q2	Q3[2]	Q4
Sequential decline vs. Q4 – returns from vacation, recently completed capex cycle	Increase vs. Q1 as leads convert	Summer seasonality impact	Holiday promotions, seasonal peak consumer consumption and capex spending lead to highest $ net sales quarter of the year

% adjusted EBITDA contribution by quarter[1]



Back-half weighted
Skewed by COVID
21%
35%
18%
26%
5%
27%
35%
34%
FY 2021
FY 2022
Q1
Q2
Q3
Q4

Note: numbers may not sum due to rounding.

1. Adjusted EBITDA is a non-GAAP measure; please refer to the disclaimer for a discussion of the definition of this measure and important information regarding the assumptions underlying.
2. Q3 2022 vs Q2 2022 net sales growth excludes $23.2mm net sales from trade-ups to new Syndeo system in Q2 2022.

Q4 2022 cost detail

($mm)	Q4 2022	Q4 2021	Δ Q4 2021	% net sales Q4 2022	% net sales Q4 2021	% net sales Δ Q4 2021	Δ Commentary
Gross Profit	$65.2	$56.8	+$8.4	66.4%	72.9%	(6.5%)	Trade-up volumes, Syndeo initial program logistics and servicing costs, raw material write-offs, warranty reserves, global supply chain challenges, inflationary pressures and foreign exchange headwinds
Selling & Marketing	39.0	37.1	+2.0	39.8%	47.6%	(7.8%)	Increases in sales commissions associated with higher revenues partially offset by leverage of fixed marketing investment
G&A	28.5	25.0	+3.4	29.0%	32.2%	(3.1%)	Increase in stock-based compensation, personnel-related expenses and professional fees relating to SOX implementation, partially offset by fixed cost leverage
R&D	1.4	1.9	(0.4)	1.5%	2.4%	(0.9%)	Lapping of Syndeo development costs, partially offset by investments in data infrastructure

Q4 2022 balance sheet highlights

Cash and cash equivalents	✦ Approximately $568.2 million cash and cash equivalents on balance sheet
Warrants	✦ Approximately 7.0 million Private Warrants outstanding
Convertible debt	✦ $750.0 million 1.25% convertible notes due 2026 ✦ Use of proceeds: capped call transaction, potential future acquisitions, working capital expenditures, and general corporate purposes ✦ Conversion price of $31.76; capped call agreement provides dilution protection up to $47.94
Revolving credit facility	✦ $50.0 million Senior Secured Credit Facility remains undrawn; current undrawn commitment fee of 25 bps ✦ Allows flexibility for future M&A; ex-US operations unencumbered; convertible debt excluded from covenants
Shares outstanding	✦ Approximately 132.2 million current shares outstanding ✦ First $100 million accelerated share repurchase program completed; approximately 9.3 million shares retired ✦ Second $100 million accelerated share repurchase program expected to be completed by the end of Q2 2023

2023 outlook: increasing operating leverage and accelerating China

$450mm

to

$470mm

2023E net sales
+23 – 28% YoY growth

- International launch of Syndeo
- Increased focus and penetration within China
- Expansion of new partners and providers in US

Clear path to 18% – 20% adjusted EBITDA margin[1]


13.0%
2H23
realization
20%
18%
Potential benefit from strong China acceleration
2022 Adj EBITDA margin
Opex leverage
Gross margin expansion
2023E Adj EBITDA margin

1. Adjusted EBITDA margin is a non-GAAP measure; please refer to the disclaimer for a discussion of the definition of this measure and important information regarding the assumptions underlying the outlook; note: chart not to scale.

BEAUTYHEALTH

BeautyHealth delivered strong top-line growth in 2022 and EBITDA in line with guidance

Eight consecutive quarters of double-digit topline growth

$98.1mm Q4 2022 net sales
+26% growth YoY

$16.3mm Q4 2022 adjusted EBITDA[1]
+92% growth YoY
($3.8mm GAAP net income)

Double-digit YoY growth across all regions

FY 2022 YoY growth:

Americas:	+44%
APAC:	+24%
EMEA:	+46%
Global:	+41%

+48% 2018–2022 revenue CAGR[2]

Outsized investment years now largely complete

Global infrastructure ready to scale

Positioned to drive profitable growth in 2023 and beyond

Continued momentum, confirms 2025 net sales and adjusted EBITDA margin targets

1. Non-GAAP measure; refer to the disclaimer for a discussion of the definition of this measure and appendix for reconciliation to the most appropriate GAAP measure.
2. Excludes 2020 due to impact of COVID.





Andrew Stanleick
President & Chief Executive Officer

Liyuan Woo
Chief Financial Officer

Q&A


hydrafacial
hydrafacial
THE BEST SKIN OF YOUR LIFE
hydrafacial
@hydrafacialuk
#hydrafacialLDN

Appendix

BEAUTYHEALTH™

Reconciliation of gross margin to adjusted gross margin

($mm)	Three months ended December 31, 2022	Three months ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
Net sales	$98.1	$77.9	$365.9	$260.1
Cost of sales	33.0	21.1	115.5	78.3
Gross profit (GAAP)	$65.2	$56.8	$250.3	$181.8
Gross margin (GAAP)	66.4%	72.9%	68.4%	69.9%
Adjusted to exclude the following:				
Write-off of discontinued product[1]	–	–	2.0	–
Non-recurring Syndeo initial program logistics and service costs[2]	2.4	–	2.4	–
Stock-based compensation expense included in cost of sales	0.2	0.2	0.8	0.4
Depreciation and amortization expense included in cost of sales	3.1	2.7	11.6	10.4
Adjusted gross profit	$70.9	$59.6	$267.2	$192.6
Adjusted gross margin	72.3%	76.5%	73.0%	74.1%

Note: Figures may not sum due to rounding.
1. Represents a one-time write-off primarily related to the discontinued Glow & Go pilot program.
2. Represents costs associated with Syndeo's US launch and international launch readiness, including premiums paid on accelerated manufacturing and shipping.

Reconciliation of net income to adjusted EBITDA

	Three months ended December 31,		Year ended December 31,	
($mm)	2022	2021	2022	2021
Net sales	$98.1	$77.9	$365.9	$260.1
Net income (loss)	$3.8	($17.3)	$44.4	($375.1)
Adjusted to exclude the following:				
Change in FV of warrant liability	(6.8)	6.0	(78.3)	277.3
Change in FV of earn-out shares liability	0.0	0.0	0.0	47.1
Amortization expense	4.1	3.9	15.7	13.3
Loss on disposal of assets	0.5	0.0	5.2	0.0
Stock-based compensation expense	7.6	3.8	28.5	12.4
Interest income	(5.6)	0.0	(9.2)	(0.0)
Other expense, net	1.3	0.2	1.7	4.5
Management fees[1]	0.0	0.0	0.0	0.2
Transaction related costs[2]	0.0	2.6	3.1	34.9
Non-recurring patent litigation fees	2.8	0.0	3.8	0.0
Reorganization fees[3]	0.3	2.0	3.6	2.0
Other non-recurring and one-time fees[4]	2.8	1.3	4.9	2.0
Aggregate adjustment for income taxes	(3.4)	(0.9)	(14.2)	(14.1)
Adjusted net income (loss)	**$7.4**	**$1.6**	**$9.1**	**$4.5**
Depreciation expense	1.9	2.0	7.2	4.5
Interest expense	3.4	3.5	13.4	11.8
Foreign currency (gain) loss, net	1.4	(0.6)	3.2	0.1
Remaining benefit for income taxes	2.2	1.9	14.8	11.9
Adjusted EBITDA	$16.3	$8.5	$47.7	$32.7
Adjusted EBITDA margin	16.6%	10.9%	13.0%	12.6%

Note: Figures may not sum due to rounding

1. Represents quarterly management fees paid to the majority shareholder of Hydrafacial based on a pre-determined formula. Following the Business Combination, these fees are no longer paid.
2. For the three months and year ended December 31, 2022, such amounts primarily represent direct costs incurred in relation to potential acquisitions. For the year ended December 31, 2021 such amounts primarily represent direct costs incurred with the Business Combination and to prepare Hydrafacial to be marketed for sale by Hydrafacial's shareholders in previous periods.
3. For the three months and year ended December 31, 2022, such costs primarily represent executive recruiting fees, severance fees and a CEO sign-on bonus. For the three months and year ended December 31, 2021, such costs primarily represent executive recruiting and severance fees.
4. For the three months and year ended December 31, 2022, such costs primarily represent costs associated with Syndeo's US launch and international launch readiness, including premiums paid on accelerated manufacturing and shipping, and refinancing costs associated with our credit agreement. For the three months ended and year ended December 31, 2021, such costs primarily represent one-time retention awards related to the distributor acquisitions.

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